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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 15, 2001
                                                   -----------------


                          Sierra Pacific Power Company
             _____________________________________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                    _______________________________________
                    (State of incorporation or organization)


          0-508                                              8-0044418
  ________________________                              ___________________
  (Commission File Number)                               (I.R.S. Employer
                                                        Identification No.)


           P.O. Box 10100 (6100 Neil Road), Reno, Nevada  89520-0400
        ________________________________________________________________
        (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (702) 689-4011
                                                     ______________
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Item 5.  Other Events.
         -------------

     Sierra Pacific Power Company (the "Company") has successfully completed its consent solicitation of the holders of its Class A, Series 1 Preferred Stock. The consent solicitation expired at 5:00 PM, Eastern Standard Time, on Thursday, February 15, 2001.

      Based on preliminary information, the holders of 91.5% of the Company's preferred stock gave consent for the Company to issue up to $400 million in long-term unsecured indebtedness in excess of its present charter limitation. Prior to the consent, the Company's Restated Articles of Incorporation required the consent of the holders of a majority of the total number of shares of the Company's preferred stock in order to issue unsecured debt securities with maturities of greater than 12 months for any purpose (other than refunding outstanding unsecured debt or retiring outstanding shares of preferred stock) if such unsecured indebtedness would exceed 20% of the aggregate of (a) the total principal amount of all bonds and other securities representing secured indebtedness then outstanding and (b) the total capital and surplus of the Company then stated on its books. Based on September 30, 2000 financial information, this charter limitation permitted the Company to have issued a total of $263.9 million of long-term unsecured debt, of which $250 million is currently outstanding.

     The Company will make a special participation premium payment in the amount of $.50 per share consented, to each holder of record on the record date whose duly executed and valid non-revoked consent was received on or before the expiration of the consent period.

     Questions regarding the consent solicitation should be directed to the Information Agent, CIC/Georgeson Shareholder Communications Inc. at 800-223-2064.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)  Financial Statements of Businesses Acquired.

              Not required

         (b)  Pro forma financial information.

              Not required

         (c)  Exhibits.

              None

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIERRA PACIFIC POWER COMPANY



Date: February 21, 2001             By: /s/ Richard K. Atkinson
                                    ----------------------------
                                    Richard K. Atkinson
                                    Treasurer and Investor Relations Officer

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